GTAT Investor Financial Summary

(dollars in millions)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	CY2011	CY2012
Revenue by Segment	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	873.4	733.5
Photovoltaic (PV)	186.0	198.6	111.2	34.4	31.4	9.4	1.6	6.6	4.4	530.2	48.9
Polysilicon	79.2	23.9	98.0	87.4	153.9	121.5	95.9	89.3	38.0	288.6	460.6
Sapphire	6.4	8.6	8.5	31.2	168.6	36.3	12.6	6.5	15.4	54.7	224.0
Revenue by Geography	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	873.4	733.5
Asia	267.1	225.9	186.7	149.5	348.4	163.6	106.2	99.5	54.5	829.3	717.8
U.S.	2.7	3.8	2.5	2.3	2.9	2.4	2.3	2.0	2.8	11.2	9.6
Europe/ROW	1.8	1.4	28.5	1.3	2.6	1.2	1.5	0.9	0.5	32.9	6.2
Gross Profit	116.9	113.4	95.1	66.0	152.3	60.2	35.0	(41.2)	13.6	391.3	206.4
Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	-40.2%	23.6%	44.8%	28.1%
Non-GAAP Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	44.8%	38.3%
Operating Expenses	$ 34.1	$ 34.7	$ 41.3	$ 34.3	$ 36.2	$ 35.6	$ 29.9	$ 135.3	$ 39.9	$ 144.3	$ 237.0
Research and Development	$ 8.0	$ 11.3	$ 10.0	$ 13.3	$ 15.2	$ 13.9	$ 18.8	$ 22.7	$ 16.4	$ 42.6	$ 70.6
Sales and Marketing	$ 6.3	$ 6.2	$ 7.1	$ 3.8	$ 2.7	$ 3.8	$ 3.1	$ 5.5	$ 3.3	$ 23.3	$ 15.1
General and Administrative	$ 17.6	$ 15.5	$ 19.6	$ 13.8	$ 15.2	$ 15.1	$ 15.4	$ 13.8	$ 14.6	$ 66.5	$ 59.5
Operating Income	$ 82.7	$ 78.7	$ 53.8	$ 31.7	$ 116.1	$ 24.6	$ 5.1	$ (176.4)	$ (26.3)	$ 247.0	$ (30.6)
Net Income	$ 51.9	$ 52.1	$ 36.9	$ 15.3	$ 79.1	$ 14.8	$ 2.3	$ (159.4)	$ (18.7)	$ 156.2	$ (63.2)
Earnings per Share (Diluted)	$ 0.41	$ 0.41	$ 0.29	$ 0.12	$ 0.65	$ 0.12	$ 0.02	$ (1.34)	$ (0.16)	$ 1.21	$ (0.53)
*Non-GAAP EPS**	$ 0.43	$ 0.44	$ 0.35	$ 0.19	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ (0.07)	$ 1.41	$ 0.73

CY 2012 Revenue Mix



Sapphire 30%
Photovoltaic 7%
Polysilicon 63%

YTD CY 2013 Revenue Mix



Sapphire 27%
Photovoltaic 7%
Polysilicon 66%

Q1 CY 2013 Backlog (in millions)



$851 Total
SAPPHIRE
$352
POLY
$491
PV
$8

Q1 CY 2013 Backlog: $851 Million (in millions)



Deferred Revenue
$146
Non Refundable Customer Deposits
$143
Unshipped Orders
$554
Letters of Credit
$8



Revenue and Non- GAAP Gross Margin
Revenue
Non-GAAP Gross Margin %



R&D and SG&A Expenses Trend



Non-GAAP EPS
Diluted shares Outstanding
Non-GAAP EPS*

-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GTAT Investor Financial Summary

(dollars in millions)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 362.7	$ 473.4	$ 494.0	$ 303.1	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2
- Restricted Cash	$ -	$ -	$ 10.2	$ 96.2	$ -	$ -	$ -	$ -	$ -
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 362.7	$ 473.4	$ 483.8	$ 206.9	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2
Debt & Convertible Notes	$ 120.3	$ 95.6	$ 90.9	$ -	$ 75.0	$ 145.0	$ 298.1	$ 297.0	$ 259.6
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 242.4	$ 377.8	$ 392.8	$ 206.9	$ 275.9	$ 187.4	$ 181.1	$ 121.1	$ 60.6
Vendor Advances	$ 20.0	$ 24.8	$ 34.9	$ 55.2	$ 85.4	$ 84.2	$ 99.5	$ 52.9	$ 28.4
Customer Deposits	$ 144.4	$ 263.6	$ 300.8	$ 307.9	$ 334.1	$ 274.2	$ 251.6	$ 183.1	$ 144.9
Deferred Revenue	$ 445.5	$ 395.7	$ 460.8	$ 431.1	$ 196.2	$ 149.3	$ 93.2	$ 121.9	$ 146.2
Deferred COGS	$ 255.1	$ 228.5	$ 247.1	$ 229.7	$ 101.0	$ 71.6	$ 40.5	$ 54.7	$ 72.3
Capital Expenditures	$ 20.6	$ 8.9	$ 9.2	$ 15.9	$ 14.1	$ 15.0	$ 6.6	$ 3.8	$ 1.6
Accounts Receivable	$ 87.1	$ 55.4	$ 68.1	$ 51.5	$ 65.7	$ 41.4	$ 11.5	$ 23.8	$ 20.4
Inventory	$ 127.6	$ 162.0	$ 156.5	$ 198.6	$ 193.3	$ 202.7	$ 216.3	$ 167.1	$ 187.5
Accounts Payable	$ 63.4	$ 40.2	$ 51.7	$ 69.9	$ 34.3	$ 51.0	$ 43.7	$ 44.8	$ 45.3

Metrics

	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13
ROIC (TTM)	86.5%	80.1%	67.0%	63.4%	55.3%	41.9%	27.8%	-26.1%	-70.8%
ROE (TTM)	91.8%	91.5%	70.1%	80.6%	68.8%	47.8%	31.6%	-25.9%	-57.6%
ROA (TTM)	18.8%	21.7%	18.1%	14.2%	16.2%	12.8%	8.7%	-5.8%	-15.8%
DIO (TTM)	68.8	80.6	92.1	120.8	110.7	128.4	144.5	126.6	187.9
DSO (TTM)	28.4	17.0	26.0	31.7	29.2	19.8	18.5	18.7	35.9
DPO (TTM)	30.0	23.7	31.9	55.4	33.7	32.1	37.0	39.7	39.3
Cash Conversion Cycle (TTM)	67.2	73.9	86.1	97.1	106.2	116.1	126.1	105.6	184.5
Inventory Turns	4.9	2.9	3.1	1.8	4.2	2.1	1.4	3.4	0.9
Inventory DOH	75.2	125.7	116.5	208.3	87.4	172.8	262.9	106.3	387.4

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Defintion/Formulas

TTM = Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/Total Capital

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: (DIO + DSO - DPO)

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/inventory turns)


Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
$363
$473
$494
$303
$351
$332
$479
$418
$320
$500
$400
$300
$200
$100
$0
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Restricted Cash


Return on Invested Capital
(TTM)
87%
80%
67%
63%
55%
42%
28%
-26%
-71%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13


Return on Equity
(TTM)
92%
92%
70%
81%
69%
48%
32%
-26%
-58%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13

GTAT Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended									Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	December 31, 2011	December 31, 2012
Non-GAAP Net Income & Earnings per Share											
Net income	$51,894	$52,069	$36,915	$15,340	$79,073	$14,757	$2,344	($159,409)	($18,681)	$156,218	($63,235)
Non-GAAP adjustments:											
Amortization of acquired intangible assets	978	1,070	1,760	2,822	2,546	2,547	2,538	2,534	2,455	6,630	10,165
Share-based compensation expense	2,562	3,120	3,776	3,660	4,171	4,103	4,818	2,084	4,423	13,118	15,176
Third party acquisition related expenses	114	130	3,090	240	223	246	136	945	164	3,574	1,550
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	-	71,754
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	1,000	-	2,520
Impairment of goodwill	-	-	-	-	-	-	-	57,037	-	-	57,037
Restructuring charges and asset impairments	-	-	-	-	-	-	-	33,441	2,858	-	33,441
Contingent consideration (income) expense	1,262	680	2,787	464	527	155	(9,943)	296	336	5,193	(8,965)
Non-cash portion of interest expense	525	2,214	843	6,360	177	238	342	3,042	4,212	9,942	3,799
Income tax effect of non-GAAP adjustments (1)	(1,801)	(2,662)	(3,399)	(5,127)	(742)	(2,710)	457	(32,354)	(6,188)	(12,989)	(35,349)
Non-GAAP net income	$55,534	$56,621	$45,772	$23,759	$85,975	$19,336	$692	($18,110)	($8,929)	$181,686	$87,893
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.43	$0.44	$0.35	$0.19	$0.71	$0.16	$0.01	($0.15)	($0.07)	$1.41	$0.73
Diluted weighted average shares outstanding	127,881	128,561	129,075	124,946	120,738	119,379	119,874	119,109	119,348	128,680	120,067

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GTAT Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended									Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	December 31, 2011	December 31, 2012
Non-GAAP Gross Profit and Gross Margin											
Revenue	$ 271,627	$ 231,096	$ 217,691	$ 153,028	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$ 57,776	$873,442	$733,536
Cost of revenue	154,763	117,707	122,606	87,030	201,562	107,046	75,033	143,491	44,161	482,106	527,132
Gross Profit	116,864	113,389	95,085	65,998	152,328	60,206	35,028	(41,158)	13,615	391,336	206,404
Non-GAAP adjustments:											
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	-	71,754
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	-	-	2,520
Non-GAAP gross profit	$116,864	$113,389	$95,085	$65,998	$152,328	$60,206	$35,028	$33,116	$14,107	$391,336	$280,678
Non-GAAP gross margin	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	44.8%	38.3%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding write-down of inventory, vendor advances & PO cancellation fees, and the accelerated depreciation for early retirement of fixed assets. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.